Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355
December 31, 2000

Dear Fellow Shareholders:

	Shareholder contributions have continued despite the difficult market environment. While many fund groups have experienced net redemptions, our stock funds have had net inflows for the full year and the most recent quarter. I thank each of you for contributing to our success.

Signs of Spring

	Four small green shoots are pushing through the ground beside the front door of my office. I see them every morning and I wonder how they can survive the bitter winter weather. It seems early to me. They are the first of the daffodils, and I usually don't see them
until February or March.   I wonder if they are growing, or if the
dirt around them has been washed away by the heavy rains in the Fall. I do recall, however, that they always seem to emerge earlier than I think that they should, and they always bloom as beautiful yellow flowers.

Looking Back

The year began with strong momentum carried over from the fourth quarter of 1999. Demand fostered by Y2K concerns and growth in the money supply offset rising oil prices and interest rate hikes by the Fed. The Fed was so concerned with the accelerating economy that it continued to raise rates aggressively, despite the rise in oil prices and slowing monetary growth. The Fed rate hikes continued until June, with a final 50 basis point hike just as the markets felt the pain of the Y2K hangover, reduced liquidity, and concern about excessive stock valuations.

By mid-year the valuation adjustment had erased the gains made earlier, but companies still had positive outlooks for the balance of the year. With a series of profit warnings that seemed never-ending, companies lowered their outlook from estimates that looked solid only weeks before. Analyst downgrades after the warnings, coupled with declining investor confidence and uncertainty regarding the presidential election, weighed heavily on the stock markets. The situation was worsened by the decline in the money supply during the final quarter. Finally, the Fed moved from a tightening bias to an easing bias but it was not enough to provide any benefit. By year-end the stock market was off sharply, with most of the losses suffered in the final quarter.

The Manor Fund

The Manor Fund outperformed the S&P 500 and comparable mutual funds for the quarter and year-to date, despite the difficult 4th Quarter. The Fund was helped by strong performance from Merck, Honeywell, Allstate, Fannie Mae, and Mellon Bank. Merck rallied as investors shifted to defensive issues as the market declined. Honeywell jumped when General Electric announced a buyout. Allstate, Fannie Mae and Mellon Bank rose when investors shifted into financial companies that would benefit
from a reduction in interest rates.   Allstate also benefited from
a more favorable pricing environment in the property/casualty industry.

The Fund was hurt by weakness in IBM, Intel, General Electric, Cisco Systems, and Hewlett-Packard. All of these firms, with the exception of General Electric, were hurt by the general sell-off in technology companies. IBM seems to be experiencing difficulty in several of its business areas, while Intel, Cisco, and HP were hurt by a slowdown in capital spending for many technology consumers. General Electric declined after its offer to buy Honeywell. The share value of acquiring companies generally declines when the offer is announced, but rises later as the benefits of the combination are realized.


The Growth Fund

The Growth Fund outperformed comparable mutual funds during
the 4th Quarter, but under performed the market and other mutual funds for the entire year. The Fund was helped by positive performance from Dime Bankcorp, Sensormatic Electronics, and Bergin Brunswig.
Dime Bankcorp is going through restructuring under new management.
This recent addition to the Fund rallied as the reorganization began
to show results.    Sensormatic Electronics rose on strong earnings
and the potential for growth as its electronic toll system gained wider acceptance. Bergin Brunswig improved based on the expectation that Medicare payments will improve.

The Fund was hurt by poor performance from Sun Microsystems, Xilinx,
and Global Crossing.   Sun Microsystems and Xilinx were hurt by the
general decline in technology companies, but both have strong revenue and earnings growth. Investors seem to doubt the ability of these companies to continue to grow as they have in the past. Global Crossing, which operates undersea communication systems, declined as investors sold any company involved in telecommunications.

The Bond Fund

The Bond Fund rose 4.59% for the quarter, outperforming both the Lehman Intermediate Treasury Index and the Lipper US Government mutual fund index, and 10.08% for the full year, in line with the Lehman Index. The strong performance was fueled by falling bond yields in reaction to weak economic growth and Fed rate reductions. The Fund's portfolio of US Treasury Notes continues to be somewhat conservative with an average yield to maturity of 5.22% and an average maturity of 4.21 years.

Looking Forward

I think the Fed is very concerned that our economy could slide into a sharp recession. As I edit the final revisions to this letter the Fed has already announced a rate reduction of 50 basis points, well before the scheduled meeting at the end of January. I expect that the Fed will reduce rates by an additional 50 basis points at the end of January, and an additional 50 basis points by mid-March or late April.

Flowers that Bloom

Just as those initial shoots surely blossom into flowers, initial rate
cuts by the Fed will breath new life into the stock market.   The Fed
rarely lowers rates in a single move, and the rate reductions almost always help the stock market. In 13 of the past 14 rate reductions the stock market has been 10% to 15% higher within twelve months of the initial reductions. While it may seem difficult to believe at this time, the markets should improve over the course of this year. I am currently looking to invest a portion of the accumulated cash balances in attractive consumer and retail stocks, energy companies with reasonable valuations, and the beaten-down stocks of select technology companies.

			Sincerely,
			Daniel A. Morris




Manor Fund   Portfolio of Investments   December 31, 2000
                              Shares      Market Value
COMMON AND PREFERRED STOCK
95.0 %
Consumer Staples      5.8 %
              Pepsico 		1,560       $   77,318
           Tribune Co. 		1,710	        72,247
			                       149,565
Retail      5.0 %
         Cardinal Health	870	        86,674
         RadioShack Corp	1,000	        42,812
			                       129,486
Medical      11.1 %
         Merck		        1,600	       149,800
         Pfizer		        2,970	       136,620
			                       286,420
Automobile      3.3 %
         General Motors	1,690                   86,084
			                        86,084
Industrial Products      4.8 %
         Tyco Intl Ltd.		2,240          124,320
		                               124,320
Multi-Industry      13.5 %
         General Electric	4,650	       222,909
          Honeywell Corporation	2,610          123,486
		                               346,395
Computer       21.3 %
         America Online	        1,660	        57,768
         Cisco Systems		2,350	        89,888
         Corning, Inc.		760	        40,138
         Hewlett-Packard	1,960	        61,862
         Intel		        4,320          129,870
         Intl. Bus. Machines	1,980          168,300
		                               547,825
Oils      3.3 %
         Chevron		1,000	        84,437
		                                84,437
Finance       24.4 %
         Allstate Insurance	2,720          118,490
         Citigroup		2,799          142,924
         Fed Nat Mtg Assoc.	1,120           97,160
         Mellon Financial Corp	3,560          175,108
         Providian Financial	1,620           93,150
		                               626,831
Transportation       2.5 %
          Delta Airlines	1,260           63,236
			                        63,236
		                           $ 2,444,601
Cash and Cash Equivalents      3.7 %
         FNB CC Demand Deposit	                  20
         FNB CC Investor Choice	             127,484
		                             127,504
		                              ______
Total Portfolio     100 %	         $   2,572,105



Manor Fund
Top Five Holdings    December 31, 2000

Company	                Industry        % of Net Assets
General Electric	Multi-Industry	     8.7 %
Mellon Financial	Finance	             6.8 %
Int. Business Mach.	Computer	     6.5 %
Merck	                Medical	             5.8 %
Citigroup	        Finance	             5.6 %

Top Five Industries   December 31, 2000
Industry	             % of Net Assets
Finance	                          24.4 %
Computer	                  21.3 %
Multi-Industry	                  13.5 %
Medical	                          11.1 %
Consumer Staples	           5.8 %

                                              Annualized
           Total Return      Total Return   Total Return
               3 Months          6 Months    Since Incep.
Manor  Fund	 7.46 %	         -8.16 %	  9.67 %
Lipper Large-Cap
Core Index       8.75 %	         -8.53 %	 12.11 %
S&P 500 Index   -7.82 %	         -8.71 %	 18.38 %



Growth Fund   Portfolio of Investments      December 31, 2000
                                   Shares        Market Value
COMMON AND PREFERRED STOCK
74.0 %
Consumer Staples      1.6 %
         Jones New York		    780         $     25,106
	  	                                      25,106
Retail     2.0 %
        Bergen Brunswig           1,900	              30,077
		                                      30,077
Medical      15.9 %
        Biogen	                    980	              58,861
        Cytyc Corp	            510	              31,907
        Ivax Corp                 3,985	             152,626
			                             243,394
Industrial Products      5.2 %
        Sensormatic Electronic    3,940	              79,046
			                              79,046
Construction      2.9 %
     Quanta	                  1,390	              44,741
		                                      44,741
Computer     23.5 %
        Cisco Systems	           620	              23,715
        Dell Computer            1,570	              27,377
        Intel                    1,980	              59,524
        Microsoft Corp.	960	                      41,640
        Oracle                   1,720	              49,988
        Sun Microsystems         2,080	              57,980
        Vishay Intertec          1,630	              24,654
        Xilinx                   1,600	              73,800
		                                     358,678
        Oils      5.8 %
        Global Marine             2,500	              70,937
        Ultramar Dia. Shamrock	    550	              16,981
		                                      87,918
Finance      13.9 %
      Alliance Capital           1,050	              53,156
      Bear Stearns                 950	              48,153
      Dime Bankcorp              2,600	              76,863
      T. Rowe Price                790	              34,414
		                                     212,586
Utilities     1.8 %
      Global Crossing Ltd	 1,890	              27,051
                                                      27,051
Transportation       1.5 %
      Tidewater                     500	              22,187
		                                      22,187
Other     9.2 %
     Mid Cap SPDR Trust	            640	              60,400
     Nasdaq 100 Dep. Trust	    520	              30,355
     S&P 500 SPYDER	            380	              49,851
		                                     140,606

		                                   1,271,390
Cash and Cash Equivalents       16.8 %
      FNB CC Investor Choice	                      256,046
		                                      256,046
		                                     _________
Total Portfolio                     100 % 	  $  1,527,436



Growth  Fund
Top Five Holdings    December 31, 2000

Company	               Industry	               % of Net Assets
Ivax	                Medical	                  10.0 %
Sensormatic Elect.	Ind. Products	           5.2 %
Dime Bancorp	        Financial	           5.0 %
Xilinx	                Computer	           4.8 %
Global Marine	        Oils	                   4.6 %

Top Five Industries    December 31, 2000
Industry	                  % of Net Assets
Computer	                     23.4 %
Medical	                             15.9 %
Finance	                             13.9 %
Oils	                              5.8 %
Industrial Products	              5.2 %


                                                   tal Return
                  Total Return     Total Return    Annualized
                   3 Months	    6 Months      Since Incep.
Growth Fund        -18.60 %          -22.12 %	     -3.09 %
Lipper Multi-Cap
Growth             -18.78 %          -17.46 %	     -0.07 %
S&P 500 Index       -7.82 %           -8.71 %        -1.39 %





Bond Fund  Portfolio of Investments  December 31, 2000
Government Bonds                  Shares  Market Value
97.8%
US Treasury Notes
     5.250 %   Due 5/31/2001	130,000	      129,716
     5.500 %   Due 7/31/2001	100,000	       99,875
     5.250 %   Due 5/15/2004	 30,000	       30,084
     6.000%    Due 8/15/2004	100,000	      102,813
     5.875 %   Due 11/15/2005 	100,000	      103,406
     5.625 %   Due 2/15/2006	100,000	      102,313
     5.500 %   Due 5/15/2009	100,000	      102,031
     6.000 %   Due 8/15/2009	100,000	      105,500
Accrued Interest		               11,123
                 	                       ______
Total Bonds	                          $   786,861
Cash and Cash Equivalents      2.2 %
     FNB WC Investor Choice		       17,435
	                                     _________
Total Portfolio       100%	           $  804,296



Bond Fund
Top Holdings    December 31, 2000

Security                                % of Net Assets
US Treasury Note 5.25%  due 5/01	   16.1 %
US Treasury Note 6%  due 8/09	           13.1 %
US Treasury Note 5.875%  due 11/05	   12.9 %
US Treasury Note 6.000%  due 8/04	   12.8 %
US Treasury Note 5.625 % due 2/06	   12.7 %
US Treasury Note 5.5%  due 5/09	           12.7 %

                                                 Total Return
                    Total Return    Total Return   Annualized
                         3 Months     6Months     Since Incep.
Bond Fund	         5.52 %	       6.98 %	    6.10 %
Lipper US
Government	         7.55 %	       9.18 %	    8.01 %
Lehman Intermediate
Government 	         6.43 %	       8.35 %	    7.42 %



Manor Investment Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000
                           Manor Fund   Growth Fund     Bond Fund
ASSETS
Investments in  Securities,
at fair value            $  2,444,601    $1,270,365    $  775,738
Cash	                      127,504	    256,046	   17,435
Dividends & Interest
Receivable                        366	        703        11,214
            Total Assets    2,572,471	  1,527,114       804,387

LIABILITIES
Accrued expenses	        (3,038)	      1,300       (1,279)
           Total Liabilities    (3,038)	      1,302 	  (1,279)
                                ______	    ________	  _______
NET ASSETS
Net assets               $  2,569,433   $  1,528,416   $   803,108



Manor Investment Funds, Inc.
STATEMENT OF OPERATIONS
December 31, 2000
                           Manor Fund    Growth Fund     Bond Fund
Investment Income
Dividends	           $  29,920	 $  5,152	     -
Interest	               3,457	   12,419	  32,369
Accrued Income Change	          26          591	   7,051

Total Investment Income	   $  33,646	$  18,162      $  39,420

Expenses
Advisory &
Management Fee            $  28,704	$  16,419       $  3,436
Custodian Fee                 1,203	    1,972	   1,052
Professional Fee	     12,248	    8,710	   1,959
Accrued Expense Change	        488	   (1,641)	     795

Total Expenses               42,643	   25,460	   7,242

Net Investment Income        (8,997)	   (7,298)	  32,178

Realized & Unrealized Gain
(Loss) on Invest.

Net Realized gain
(loss) on   invest.	    (63,045)      (151,266)	     219
Change in unrealized
appreciation of invest.    (209,151)      (201,015)	  33,781
Net gain on
investments	           (272,196)      (352,281)	  34,000

Net Increase in Net Assets resulting from operations
                         $ (281,193)    $ (359,579)    $  66,178





Manor Investment Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS
December 31, 2000

                                   Manor	Growth	      Bond

Increase (Decrease) in Net Assets  from Operations

Investment income-net         $   (8,997)    $  (7,298)   $  32,178
Net realized (loss) gain
on  investments                  (63,045)     (151,266)         219
Change in unrealized
appreciation                    (209,151)     (201,015)      33,781
Net increase in net assets resulting from operations
                                (281,193)     (359,579)      66,178

Distributions to Shareholders from

Investment income-net              -	         -	     31,238
Net realized gain on
Investments                        -	         -	        -

Capital Share Transactions

Reinvested Shareholder Distributions                          31,238
Proceeds from shares sold       385,221	      894,181	     504,251
Payments for shares redeemed   (553,699)     (143,638)      (194,741)

Total Increase                 (449,672       390,965	     375,689

Net Assets

Beginning of period           2,955,948	     1,137,452	     427,419

End of  period             $  2,506,276	  $  1,528,417	  $  803,108




Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334

Semi-Annual  Report
December 31, 2000

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.